                                                                    EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form S-4 of our reports dated as follows:

     o    December 20, 2004 relating to the financial statement of Ormat Funding
          Corp. and Subsidiaries as of December 31, 2002, December 31, 2003, and
          September 30, 2004, and for the period from June 29, 2001 to December
          31, 2001, for the years ended December 31, 2002 and 2003, and the nine-month period ended September 30, 2004,

     o    December 20, 2004 relating to the financial statements of OrMammoth
          Inc. as of December 31, 2003 and September 30, 2004, and for the
          period from November 20, 2003 (date of incorporation) to December 31,
          2003 and for the nine-month period ended September 30, 2004,

     o    December 20, 2004 relating to the financials statements of
          Mammoth-Pacific L.P. as of December 31, 2002, December 31, 2003 and
          September 30, 2004, and for the years ended December 31, 2002 and 2003 and for the nine-month periods ended September 30, 2003 and 2004,

     o    January 26, 2004 relating to the financial statements of Ormesa
          Geothermal at April 15, 2002, and for the period from January 1, 2002 to April 15, 2002,

     o    January 26, 2004 relating to the financial statements of Ormesa
          Geothermal II at April 15, 2002, and for the period from January 1,
          2002 to April 15, 2002,

     o    January 26, 2004 relating to the financial statements of GEM
          Resources, LLC at April 15, 2002, and for the period from January 1,
          2002 to April 15, 2002, and

     o    January 26, 2004 relating to the financial statements of East Mesa
          Partners at April 15, 2002, and for the period from January 1, 2002 to
          April 15, 2002.

These reports appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Sacramento, California
December 21, 2004